United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 9, 2007	0-7928
Date of Report (Date of earliest event reported)	Commission File Number
(Exact name of registrant as specified in its charter)
Delaware	11-2139466
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

68 South Service Road, Suite 230 Melville, New York 11747
(Address of Principal Executive Offices) (Zip Code)
(631) 962-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

On November 9, 2007, the Board of Directors of Comtech Telecommunications Corp. (the “Company”) unanimously approved an amendment to the Company’s 2000 Stock Incentive Plan (the “Plan”) deleting Section 3.2(j) of the Plan. Prior to the amendment, Section 3.2(j) of the Plan provided that the Committee (as defined in the Plan) had the authority to offer to buy out a previously granted stock option based on such terms and conditions that the Committee established and communicated to the participant at the time such offer was made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Comtech Telecommunications Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMTECH TELECOMMUNICATIONS CORP.

Dated:	November 9, 2007
By: /s/ Michael D. Porcelain Name: Michael D. Porcelain Title: Senior Vice President and Chief Financial Officer

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